FORM 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 14, 2008

CHINA PROSPEROUS CLEAN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-144202	27-0141061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4923-Natural Gas Transmission & Distribution	0001402159
(Standard Industrial Classification)	(Central Index Key)

West Side, Public Transportation Gas Filling Center,

Angang Avenue-Middle Part, Yindu District,

Anyang, Henan Province,

Postal code: 455000

The People’s Republic of China

(Address of principal executive offices, including zip code)

86-372-3166864

(Registrant’s telephone number, including area code)

Copy of Communication to:

Bernard & Yam, LLP

Attention: Bin Zhou, Esq.

401 Broadway Suite 1708

New York, NY 10013

Phone: 212-219-7783

Fax: 212-219-3604

Acropolis Precious Metals, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On this Form 8-K current report, the registrant, China Prosperous Clean Energy Corporation (formerly “Acropolis Precious Metals, Inc”), is hereinafter referred as "we", or "Company".

Item 4.01 Change in Registrant's Certifying Accountant

(a) Previous independent registered public accounting firm

On October 14, 2008, the Company dismissed Yu and Associates CPA Corporation ("Yu and Associates") as its independent registered public accounting firm, effective immediately.

Yu and Associates reviewed the Company’s unaudited financial statements for the quarter ended June 30, 2008.

The financial statement that Yu and Associates reviewed did not contain any adverse opinion or a disclaimer of opinion, was not qualified or modified as to uncertainty, audit scope or accounting principles. At no time during the period that Yu and Associates was the Company's certifying accountants were there any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Yu and Associates , would have caused Yu and Associates to make reference to the subject matter of such disagreements in connection with its report on the Company's financial statements.

The Company provided Yu and Associates with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Yu and Associates furnish a letter addressed to the Commission stating whether or not Yu and Associates agrees with the statements noted above. A copy of such letters responding to that request, dated October 14, 2008, are attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

Effective October 14, 2008, Patrizio & Zhao, LLC ("Patrizio & Zhao") becomes Company’s independent registered public accounting firm.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit 16.1	Letter from Yu and Associates CPA Corporation to the Securities and Exchange Commission Dated on October 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2008	China Prosperous Clean Energy Corporation (Formerly "ACROPOLIS PRECIOUS METALS, INC.")

/s/Wei Wang
Wei Wang
Chief Executive Officer, Chairman of the Board